              AMENDMENT AND CONFIRMATION OF SUBORDINATION AGREEMENT

      THIS AMENDMENT AND CONFIRMATION OF SUBORDINATION AGREEMENT dated as of the 15th of September, 1999 between GUNTHER PARTNERS, LLC ("GP"), and Connecticut Innovations, Inc. ("CII").

                             W I T N E S S E T H:

      WHEREAS, GP and CII are parties to a Subordination Agreement (the "Subordination Agreement") dated as of October 2, 1998, pursuant to which CII agreed to subordinate its security interest and lien in and to the Subordinated Collateral, as defined in the Subordination Agreement, granted to it by Gunther International, Ltd. ("Gunther") to the lien and security interest of GP in and to the Subordinated Collateral granted to it by Gunther International, Ltd., as security for the Priority Loan, as defined in the Subordination Agreement; and

      WHEREAS, GP has agreed to (i) relend to Gunther $800,000 which Gunther had previously repaid under the Priority Loan bringing the outstanding principal balance of the Priority Loan back to $4,000,000 and (ii) modify the repayment terms of the Priority Loan as provided in the Amendment to Loan and Security Agreement and Term Note dated as of the date hereof between GP and Gunther (the "Priority Loan Amendment") (a copy of which Priority Loan Amendment has been delivered to CII); and

      WHEREAS, in connection with GP's entering into the Priority Loan Amendment, GP and CII have agreed to amend and confirm the Subordination Agreement as herein provided.

      NOW, THEREFORE, GP, CII and, by its consent and acknowledgement hereto, Gunther hereby agree as follows:

      1. Definitions. All capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Subordination Agreement.

      2. Amendments to Subordination Agreement.

         (i) The term "Priority Loan Agreement" as used in the Subordination Agreement shall mean the Priority Loan Agreement as modified by the Priority Loan Amendment and as may be further modified from time to time.

         (ii) The term "Priority Note" as used in the Subordination Agreement shall mean the Priority Note as modified
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by the Priority Loan Amendment and as may be further modified from time to time.

         3. Ratification. Except as modified hereby, all of the terms, covenants and conditions of the Subordination Agreement are hereby confirmed, ratified and approved in all respects and shall continue in full force and effect.

         4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. Manner of Execution. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Confirmation of Subordination Agreement to be duly executed as of the day and year first above written.

                                          GUNTHER PARTNERS, LLC

                                          By:  ________________________
                                               Name:
                                               Title:
                                               Hereunto Duly Authorized


                                          CONNECTICUT INNOVATIONS, INC.

                                          By:  ________________________
                                               Name:
                                               Title:
                                               Hereunto Duly Authorized



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      The undersigned acknowledges and accepts the foregoing as of the 1st day of July, 1999.

                                          GUNTHER INTERNATIONAL, LTD.

                                          By:  ________________________
                                               Name:
                                               Title:
                                               Hereunto Duly Authorized


STATE OF CONNECTICUT       :

                           :  SS.                            October ___, 1999

COUNTY OF                  :

      Personally appeared ____________________, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he as __________________ of Gunther Partners, LLC, is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as _____________ of Gunther Partners, LLC, and the free act and deed of said Gunther Partners, LLC, before me, the undersigned officer.



                                    ------------------------------------
                                    Name:

                                    Commissioner of the Superior Court
                                    Notary Public
                                    My Commission Expires:
                                                           -------------


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STATE OF CONNECTICUT       :

                           :  SS.   Rocky Hill,              October ___, 1999

COUNTY OF                  :


      Personally appeared ____________________, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he as __________________ of Connecticut Innovations, Inc., is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as _____________ of Connecticut Innovations, Inc. and the free act and deed of said Connecticut Innovations, Inc., before me, the undersigned officer.



                                    ----------------------------------
                                    Name:
                                    Commissioner of the Superior Court
                                    Notary Public
                                    My Commission Expires:


STATE OF CONNECTICUT       :

                           :  SS.   ,                        October ___, 1999

COUNTY OF                  :

      Personally appeared ____________________, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he as __________________ of Gunther International, Ltd., is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as _____________ of Gunther International, Ltd., and the free act and deed of said Gunther International, Ltd., before me, the undersigned officer.



                                    -----------------------------------
                                    Name:
                                    Commissioner of the Superior Court
                                    Notary Public
                                    My Commission Expires:
                                                           ------------


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